EXHIBIT 10.73

                       FIRST AMENDMENT TO CREDIT AGREEMENT

      This First Amendment to Credit Agreement (this "AMENDMENT") is entered into as of the 28th day of June, 1996, by and among Patina Oil & Gas Corporation ("PATINA"), SOCO Wattenberg Corporation ("SWAT"), Gerrity Oil & Gas Corporation ("GERRITY"), (Patina, SWAT and Gerrity are each individually referred to herein as "BORROWER" and collectively as "BORROWERS"), Texas Commerce Bank National Association, as Administrative Agent ("ADMINISTRATIVE AGENT"), NationsBank of Texas, N.A., as Documentary Agent ("DOCUMENTARY AGENT"), Wells Fargo Bank, N.A., CIBC, Inc. and Credit Lyonnais New York Branch, as Co-Agents ("CO-AGENTS") and the financial institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) as Banks (individually a "BANK" and collectively "BANKS").

                               W I T N E S E T H:

      WHEREAS, Borrowers, Administrative Agent, Documentary Agent, Co-Agents and Banks are parties to that certain Credit Agreement dated as of May 2, 1996 the "CREDIT AGREEMENT") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

     WHEREAS, pursuant to the Credit Agreement the Banks have made certain Loans to Borrowers; and

      WHEREAS, Borrowers have advised Banks that Patina has repurchased 135,400 shares of Common Stock in market transactions for an aggregate consideration of $923,345.00 (the "PATINA COMMON STOCK REPURCHASE"); and

      WHEREAS, the Patina Common Stock Repurchase violates SECTION 9.2 of the Credit Agreement and constitutes an Event of Default under the Credit Agreement; and

      WHEREAS, Borrowers have requested that the Banks waive the Event of Default resulting from the Patina Common Stock Repurchase; and

      WHEREAS, the Banks have agreed to grant such waiver on the condition that the Credit Agreement be amended in certain respects.

      NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrowers, each Agent, and each Bank hereby agree as follows:

      SECTION 1. AMENDMENTS. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended effective June 28, 1996 (the "EFFECTIVE DATE") in the manner provided in this Section 1.


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     1.1.  AMENDMENT TO  DEFINITIONS.  The  definitions  of "INITIAL  RESTRICTED
PAYMENT LIMIT" and "LOAN PAPERS" contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

           "Initial Restricted Payment Limit" means $11,000,000; provided that such amount shall be allocated by Borrowers between Patina and Gerrity on or before August 15, 1996, and Borrowers shall notify Banks in writing of such allocation together with the delivery to Banks of the financial statements for the Fiscal Quarter ended June 30, 1996 required by SECTIONS 8.1(B), (D) and (E); provided, further, that not more than $5,000,000 of the Initial Restricted Payment Limit shall be allocated to Patina. "Allocated Shares of Initial Restricted Payment Limit" means, with respect to Patina or Gerrity, that portion of the Initial Restricted Payment Limit allocated to Patina or Gerrity (as applicable) pursuant to this definition.

           "Loan Papers" means this Agreement, the Notes, the Patina Guarantees, the Collateral Assignment of Intercompany Loan, the Tax Credit Transaction Agreement, the Patina Pledge Agreement, the Gerrity Pledge Agreement, the First Amendment, all Mortgages now or at any time hereafter delivered pursuant to SECTION 5.1, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

     1.2. ADDITIONAL DEFINITIONS. Section 1.1 of the Credit Agreement shall be amended to add the following definition to such Section:

           "First Amendment" means the First Amendment to Credit Agreement dated as of June 28, 1996, entered into by and among Borrowers, Agents, and Banks.

      SECTION 2.WAIVER REGARDING PATINA COMMON STOCK REPURCHASE. Banks hereby waive Borrowers' obligation to comply with SECTION 9.2 of the Credit Agreement to the extent, but only to the extent, that SECTION 9.2 of the Credit Agreement prohibits the Patina Common Stock Repurchase, and Banks waive the Event of Default resulting from such Patina Common Stock Repurchase. Each Borrower hereby acknowledges that such waiver is limited solely to SECTION 9.2 of the Credit Agreement, and solely to the Patina Common Stock Repurchase. Nothing contained herein shall obligate Banks to grant any additional or future waiver of SECTION
9.2 of the Credit Agreement or any other provision of any other Loan Paper.

      SECTION 3.REPRESENTATIONS AND WARRANTIES. In order to induce Agents and Banks to enter into this Amendment and grant the waiver contained in SECTION 2 hereof, each Borrower hereby represents and warrants to each Agent and each Bank that:

          (a) each representation and warranty of each Borrower and the Restricted Subsidiaries contained in the Loan Papers are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date);

          (b) except for the Event of Default under Section 9.2 of the Credit Agreement resulting from the Patina Common Stock Repurchase, neither a Default nor an Event of Default has occurred which is continuing; and

          (c) Borrowers have no defenses to payment, counterclaims or rights of set-off with respect to the Obligations on the date hereof.

      SECTION 4.MISCELLANEOUS.

      4.1 REAFFIRMATION OF LOAN PAPERS; EXTENSION OF LIENS. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. Each Borrower hereby extends the Liens securing the Obligations until the Obligations have been paid in full, and agrees that the amendments and modifications herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof.

      4.2 PARTIES IN INTEREST. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

      4.3 LEGAL EXPENSES. Each Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

      4.4 COUNTERPARTS. This Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Amendment until this Amendment has been executed by Borrowers and Required Banks at which time this Amendment shall be binding on, enforceable against and inure to the benefit of Borrowers, Agents and all Banks. Facsimiles shall be effective as originals.

      4.5 COMPLETE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      4.6 HEADINGS. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.

                                    BORROWERS:

                                    PATINA OIL & GAS CORPORATION,
                                    a Delaware corporation


                                    By:
                                    Its:

                                    SOCO WATTENBERG CORPORATION,
                                    a Delaware corporation


                                    By:
                                    Its:


                                    GERRITY OIL & GAS CORPORATION,
                                    a Delaware corporation


                                    By:
                                    Its:



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                                   ADMINISTRATIVE AGENT:

                                   TEXAS COMMERCE BANK
                                   NATIONAL ASSOCIATION


                                    By:
                                    Its:

                                    DOCUMENTARY AGENT:

                                    NATIONSBANK OF TEXAS, N.A.


                                    By:
                                    Its:

                                    CO-AGENTS:

                                    CIBC, INC.


                                    By:
                                    Its:

                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:
                                    Its:

                                    BANKS:

                                    TEXAS COMMERCE BANK
                                    NATIONAL ASSOCIATION


                                    By:
                                    Its:


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                                    NATIONSBANK OF TEXAS, N.A.


                                    By:
                                    Its:

                                    CIBC, INC.


                                    By:
                                    Its:

                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:
                                    Its:

                                    WELLS FARGO BANK, N.A.


                                    By:
                                    Its:


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